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                                                                   EXHIBIT 10.37



                       INSPIRE INSURANCE SOLUTIONS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                       (1997 DIRECTOR STOCK OPTION PLAN)

       This Non-Qualified Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), and the person named below ("Participant").

       WHEREAS, Participant is a non-employee director of the Company; and

       WHEREAS, pursuant to the Company's 1997 Director Stock Option Plan (the "Plan"), the Company hereby grants to Participant options to purchase shares of the common stock, par value $.01 per share, of the Company (the "Shares), on the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the Company and Participant hereby agree as follows:

       1. GRANT OF OPTIONS; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, options to purchase the number of Shares indicated below (the "Options") at the Exercise Price per Share indicated below. Subject to certain anti-dilution adjustments, each Option entitles Participant to purchase one Share. The Options shall expire at 5:00 o'clock p.m. (local time at the Company's principal executive office) on the Expiration Date indicated below (unless earlier terminated pursuant to Section 2 hereof), and shall be subject to all of the terms and conditions set forth in this Agreement. The Options are fully vested and exercisable at all times on and after the filing of a Registration Statement on Form S-8 with respect to the Plan with the Securities and Exchange Commission and the effectiveness thereof.

       Participant:
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       Date of Grant:
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       Number of Shares purchasable:
                                                  ----------------------------

       Exercise Price per Share
                                                  ----------------------------

       Expiration Date:
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

       The Options are intended to be, and qualify as, "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto ("Non-Qualified Options") and shall not constitute nor be treated as incentive stock options as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"). The exercise price of the Non-Qualified Options granted under Section 3(a) of the Plan shall be the initial price to public of the Common Stock sold by the Company in its initial public





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offering.  The exercise price of all other Options granted under the Plan is equal to the fair market value on the Date of Grant of the Options. The Plan defines the fair market value per share as of any day to be the average of the daily closing prices per share for the 30 consecutive trading days that the Shares were traded ending on the 15th day before the Date of Grant. The Plan provides that the closing price for each day is the reported closing price on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are not so listed or admitted to trading, on the National Association of Securities Dealers Automated Quotation National Market (the "NASDAQ National Market"), or, if the shares are not quoted on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ, or, if not so reported through NASDAQ, as reported through the National Quotation Bureau, Incorporated ("NQBI") or a similar organization. If the Shares are not reported or quoted by any of the above organizations on any of the 30 consecutive days ending on the 15th day before the Date of Grant, the Board of Directors will determine the fair market value per Share for the purposes of the Options granted under the Plan.

       Moreover, the Options shall not be transferable by Participant otherwise than by will or the laws of descent and distribution, and shall be exercisable, during Participant's lifetime, only by Participant.

       2. EXPIRATION OF OPTIONS. The Options shall expire on the tenth anniversary of the Date of Grant, or if earlier, three (3) months after the date Participant ceases to be a non-employee director of the Company other than by reason of death or disability. In case of death or disability, the three
(3) month period will be extended to one (1) year.

       3. ADJUSTMENTS. If the Shares are changed into or exchanged for a different number or kind of securities of the Company or of another corporation through reorganization, merger, consolidation, or similar transaction, or increased because of any dividends paid in Shares, the Board of Directors will make appropriate and proportionate adjustments in the number of Shares subject to any unexercised Options and the exercise price thereof.

       4. EXERCISE. The Participant (or other person entitled to exercise this Option) shall purchase Shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the Option
(i) by certified or official bank check, (ii) by the delivery of a number of Shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment and withholding tax, or (iii) by delivery of the equivalent thereof acceptable to the Company. Any employment or withholding tax due upon exercise of this Option shall be, and shall remain, the responsibility of the Participant (or such Participant's estate or representative). The Options may be exercised from time to time by written notice to the Company stating the full number of Shares to be purchased and the time and delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been agreed upon between the Participant (or other person entitled to exercise the Options) and the Company, accompanied by full payment for the Shares as described in the first sentence of this Section 4. The Company will, as soon as is reasonably possible, notify the Participant (or such Participant's representative) of the





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amount of employment tax and other withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Options. The Company shall have no obligation to deliver certificates for the Shares purchased until the Participant (or such Participant's representative) pays to the Company the purchase price in full and the amount of employment tax and withholding tax specified in the Company's notice as described in this Section 4 by payment terms set forth in the first sentence of this Section 3. At the time of delivery, the Company shall, without transfer or issue tax to the Participant (or other person entitled to exercise the Options) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such Shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it to comply with reasonable diligence with any requirements of law.

       5. STOCK EXCHANGE REQUIREMENT. Notwithstanding anything to the contrary in this Agreement, no Shares purchased upon exercise of the Options, and no certificate representing all or any part of such Shares, shall be issued or delivered if (i) such Shares have not been admitted to listing upon official notice of issuance on each stock exchange or the NASDAQ National Market upon which the Shares are then listed, or (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

       6. STATE OF RESIDENCE. Participant represents to the Company that Participant is a bona fide resident of the State indicated in Participant's address on the signature page hereof (the "State"). Notwithstanding anything to the contrary herein, this Agreement shall not become effective until the making of all applicable security filings under the laws of the State and the effectiveness thereof. Participant shall promptly notify the Company in writing if the Participant becomes a bona fide resident of any jurisdiction other than the State.

       7. ASSIGNABILITY. The Options hereby granted are transferable to the extent permitted under the Plan.

       8. SALE RESTRICTIONS. Except as otherwise permitted under Section 16 of the Exchange Act (including any Rules promulgated thereunder), no Participant, if he or she is subject to liability under Section 16 of the Exchange Act, may sell any Option Shares issued hereunder until the expiration of the six (6) month period commencing on the Date of Grant, unless the same would either not result in liability under said Section 16 or the Participant consents to such liability and consents to disgorge any profits relating thereto to the Company.

       The Committee, in its sole discretion, may (i) impose such additional conditions as may be required to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) waive any of the restrictions in the event that either (A) the transaction would not result in liability under Section 16(b) of the Exchange Act, or (B) the Participant consents to liability thereunder and consents to disgorge any profits relating thereto to the Company.





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       9.     PLAN.  The Options are granted pursuant to the Plan, as in effect on the Date of Grant, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that (a) no such amendment shall deprive any Participant of any Options theretofore granted under the plan without the consent of such Participant; and (b) without the approval of a majority of the shareholders of the Company, the Board of Directors may not amend the Plan to make any other change requiring shareholder approval under (i) any applicable rule, regulation, or procedure of any national securities exchange or securities association upon which any securities of the Company are listed (or any listing agreement with any such securities exchange or securities association), or (ii) Rule 16b-3 promulgated under the Exchange Act. Notwithstanding anything to the contrary above, the Company may not amend the Plan more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security
Act ("ERISA"), or the rules thereunder.

       The interpretation and construction by the Committee of the Plan, this Agreement, the Options granted hereunder, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon Participant. Until the Options shall expire, terminate, or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Options.

       10. SHAREHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of any Option Shares until the Options shall have been duly exercised in accordance with the provisions of this Agreement.

       11. STATUS. No provision of this Agreement or of the Options granted hereunder shall (a) confer upon Participant any right to continue in his or her status (as director or otherwise) with the Company or any of its subsidiaries,
(b) affect the right of the Company and each of its subsidiaries to terminate the status of Participant, with or without cause, or (c) confer upon Participant any right to participate in any employee benefit plan or other program of the Company other than the Plan.

       12. NOTICES. Any notice to be given to the Company shall be personally delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to Participant shall be addressed to him or her at the address given beneath his or her signature hereto, or at such other address as Participant may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received by the Company. Any notice to Participant is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States of America.

       13. SUCCESSOR AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Company and Participant, Participant's beneficiaries, heirs, executors, and administrators, and the Company's successors and assigns.





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       14.    GOVERNING LAW.  The LAWS OF THE STATE OF TEXAS SHALL GOVERN THIS
AGREEMENT AND THE OPTIONS GRANTED HEREUNDER, EXCEPT TO THE EXTENT THAT THE FEDERAL LAW OF THE UNITED STATES OF AMERICA PREEMPTS SUCH LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL APPLY.

       IN WITNESS WHEREOF, the Company and Participant have duly executed and delivered this Agreement effective as of the Date of Grant.

                                            INSpire Insurance Solutions, Inc.

                                            By:
                                               -------------------------
                                            Name:
                                                 -----------------------
                                            Title:
                                                  ----------------------



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                                            Participant


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                                            Social Security Number


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                                            Address


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